Exhibit 99.1

Trump Media Announces Filing of Registration Statement
for Five America First Themed Equity ETFs

ETFs to Launch Later This Year

SARASOTA, Fla., Sept. 10, 2025 (GLOBE NEWSWIRE) -- Trump Media and Technology Group Corp. (Nasdaq, NYSE Texas: DJT) (“Trump Media” or the “Company”), operator of the social media platform Truth Social, the streaming platform Truth+, and the FinTech brand Truth.Fi, announced today that Yorkville America Equities has filed with the U.S. Securities and Exchange Commission (SEC) the initial registration statement (the Registration Statement”) for five America First themed exchange traded funds (“ETFs”).

Today’s filing for these America First themed ETFs expands the product portfolio by building on the digital asset ETF filings made with the SEC in June and July 2025. These ETFs, along with the previously announced digital asset ETFs, will be collectively known as the “Truth Social Funds”.

These new ETFs are designed around five thematic strategies:

•	Truth Social American Icons ETF
•	Truth Social American Security & Defense ETF
•	Truth Social American Next Frontiers ETF
•	Truth Social American Energy Security ETF
•	Truth Social American Red State REITs ETF

Through a partnership with the 1792 Exchange, the ETFs apply a screening process to ensure alignment with the Truth Social brand and America First principles.

Subject to regulatory approval, the ETFs are expected to launch later this year and be widely available across existing platforms and brokerages. Shares will be listed on NYSE Arca.

Yorkville America’s affiliate Yorkville America Equities will serve as the sponsor of, and registered investment advisor to, the ETFs.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About Trump Media

The mission of Trump Media is to end Big Tech’s assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations, as well as Truth+, a TV streaming platform focusing on family-friendly live TV channels and on-demand content. Trump Media is also launching Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

About Yorkville America Equities

Yorkville America Equities, a Florida-based asset management firm, specializes in providing branded investment products centered around America First themed businesses. With extensive knowledge of capital markets and the securities industry, Yorkville America Equities caters to the specific needs of its clients by offering tailored investment products.

Cautionary Statement About Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this press release that are not historical facts are forward-looking statements and include, for example, statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of Trump Media, Truth.Fi, and its products and services. We have based these forward-looking statements on our current expectations about future events, including the rollout of products and features and the future plans, regulatory approval, timing and potential success of our future collaborations. The forward-looking statements included in this press release are based on our current beliefs and expectations of our management as of the date of this press release. These statements are not guarantees or indicative of future performance. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “soon,” “goal,” “intends,” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.

Important assumptions and other important factors that could cause actual results to differ materially from those forward- looking statements include, but are not limited to, our ability to recognize the anticipated benefits of Truth.Fi and our future collaborations; the possibility that we may be adversely impacted by economic, business, and/or competitive factors; our ability to develop and launch new products and offerings; our ability to obtain regulatory approval; our limited operating history making it difficult to evaluate our business and prospects; our inability to effectively manage future growth and achieve operational efficiencies; our inability to grow or maintain our active user base; our inability to achieve or maintain profitability; occurrence of a cyber incident resulting in information theft, data corruption, operational disruption and/or financial loss; potential diversion of management’s attention and consumption of resources as a result of new products and strategies; and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and in our other filings with the Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this press release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Disclaimers

The funds described herein have filed registration statements with the Securities and Exchange Commission but they are not yet effective. An investment in any of the funds cannot be made, nor money accepted, until the registration statement is effective. An investor should consider the investment objectives, risks, and charges and expenses of each fund carefully before investing. A preliminary prospectus which contains this and other information about each fund may be obtained by visiting the SEC website at www.sec.gov. The information in the preliminary prospectuses is not complete and may be changed. The final prospectuses should be read carefully before investing, and when available may be obtained from the same source. This communication is not an offer to sell fund shares and is not soliciting an offer to buy fund shares in any state where the offer or sale is not permitted.

The funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The effective prospectuses, when available, contains this and other important information about the investment companies, and may be obtained by visiting www.sec.gov. Read them carefully before investing. Investing involves risk; principal loss is possible.

Passive Strategy/Index Risk: The funds are intended to track the performance of the underlying indexes as closely as possible. The funds’ return may not match or achieve a high degree of correlation with the return of the underlying indexes due to expenses and transaction costs incurred in adjusting the portfolios.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)

Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com